                                                                   EXHIBIT 10.48

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                       MASTER SERVICE AGREEMENT BETWEEN



                              INTERSTATE FIBERNET



                                      AND



                      MCI TELECOMMUNICATIONS CORPORATION

                                TABLE CONTENTS
                                --------------

ARTICLE     TITLE                                                     PAGE
-------     -----                                                     ----
RECITALS    ............................................................ 1

   1.       DEFINITIONS................................................. 1

   2.       COMMENCEMENT................................................ 3

   3.       INITIAL TERM AND EXTENSION; APPLICABILITY OF AGREEMENT TO
            EXISTING CAPACITY........................................... 3

   4.       ACCEPTANCE TESTING.......................................... 4

   5.       PAYMENT..................................................... 6

   6.       ADDITIONAL CHARGES.......................................... 7

   7.       INTERRUPTION/CREDITS........................................ 7

   8.       SYSTEM MAINTENANCE.......................................... 9

   9.       INDEMNIFICATION............................................. 9

  10.       DEFAULT/TERMINATION.........................................10

  11.       CANCELLATION................................................10

  12.       INTERCONNECTION.............................................11

  13.       LAWS AND LICENSES...........................................11

  14.       NOTICE......................................................12

  15.       ASSIGNMENT..................................................12

  16.       GOVERNING LAW...............................................13

  17.       FORCE MAJEURE...............................................13

  18.       ENTIRE AGREEMENT; MODIFICATION..............................13

  19.       CONSENTS....................................................14

  20.       PROVISION CONFLICTS.........................................14

  21.       WAIVER......................................................14

  22.       CONFIDENTIALITY OF AGREEMENT................................14

  23.       DISPUTE RESOLUTION..........................................14

  24.       THIRD PARTY PROVIDERS.......................................15

                                   EXHIBITS

  A.        SERVICE ORDER FORM
  A-1.      SERVICE ACCEPTANCE FORM
  B.        TECHNICAL SPECIFICATIONS
  C.        TROUBLE REPORTING NUMBERS
  D.        PRICING SCHEDULE
  E.        EXISTING CAPACITY
  F.        NETWORK MAP

                           MASTER SERVICE AGREEMENT
                           ------------------------


     This MASTER SERVICE AGREEMENT for telecommunications service (the "AGREEMENT") is made as of the date of last execution below and is entered into by and between INTERSTATE FIBERNET, a Georgia general partnership whose principal place of business is located at 206 West Ninth Street, West Point, GA 31833, (hereinafter "LESSOR"), and MCI TELECOMMUNICATIONS CORPORATION a Delaware corporation, whose principal place of business is located at 1801 Pennsylvania Avenue, NW, Washington, DC 20006 (hereinafter "MCI")

                                    RECITALS:

     A. LESSOR owns and/or operates a fiber optic and/or a digital microwave telecommunications system (as applicable, the "SYSTEM") and is in the business of providing dedicated digital telecommunications service on the System.

     B. MCI is a common carrier of communications with Federal Communications Commission authorizations.

     C. LESSOR desires to lease, on its own behalf or as agent on behalf of other underlying providers of service (a "THIRD PARTY PROVIDER"), DS- 1, DS-3 or OC-N telecommunications capacity on the System to MCI, and MCI desires to lease such telecommunications capacity on the System froM LESSOR.

     D. The applicable lease terms for MCI's utilization of the System along the routes specified shall be set forth in Service Orders in the form attached hereto as Exhibit A, as may be amended from time to time.
          ---------

     E. The parties desire to incorporate by reference all existing and future Service (as hereinafter defined) into this Agreement and to subject such Service to the terms of this Agreement, it being the express intention of the parties that this Agreement shall supersede and replace in its entirety that certain Master Service Agreement between MCI and LESSOR, dated as of March 6, 1992 (the "ORIGINAL AGREEMENT").

     NOW, THEREFORE, in consideration of the recitals and covenants contained herein, the parties agree as follows:

     1. DEFINITIONS. The terms used in this Agreement shall have their normal or common meanings, except that the following terms shall have the following meanings for the purpose of this Agreement:

          (a)  AGREEMENT shall mean this Master Service Agreement.

          (b)  ACCEPTANCE CURE PERIOD shall have the meaning set forth in
               Article 4, paragraph (d).

          (c) CANCELLATION DATE shall have the meaning set forth in Article 11, paragraph (a).

          (d) COMMENCEMENT DATE shall have the meaning set forth in Article 2, paragraph (b).

          (e)  CURE PERIOD shall have the meaning set forth in Article 10.

          (f) EFFECTIVE DATE shall have the meaning set forth in Article 2, paragraph (a).

          (g)  EXISTING CAPACITY shall have the meaning set forth in this
               Article 1, paragraph (n).

          (h)  INDEMNIFYING PARTY shall have the meaning set forth in Article 9.

          (i) INITIAL TERM shall have the meaning set forth in Article 3, paragraph (a).

          (j) INTERRUPTION/INTERRUPTED shall mean a Non-Catastrophic Interruption on any portion of the System.

          (k) NON-CATASTROPHIC INTERRUPTION shall be defined as an interruption or degradation in Service that violates the standards set forth in the attached Exhibit B, which interruption or degradation is
                               ---------
               not a force majeure event (as defined herein).

          (l)  NOTICE OF DEFAULT shall have the meaning set forth in Article 10.

          (m) ORIGINAL AGREEMENT shall have the meaning set forth in the Recitals.

          (n) SERVICE shall mean, as applicable, DS- 1, DS-3 or OC-N capacity leased by MCI on the System. The term "SERVICE" shall include all such capacity leased after the date hereof, as well as (i) any and all capacity currently leased from LESSOR by MCI pursuant to the Original Agreement, and (ii) any and all capacity currently leased from LESSOR by MCI pursuant to a service order or other arrangement that is unrelated to the Original Agreement (collectively "EXISTING CAPACITY"). A list of all such Existing Capacity being made subject to this Agreement is attached hereto as Exhibit E and incorporated herein by reference.
                  ---------

          (o)  SERVICE CANCELLATION NOTICE shall have the meaning set forth in
               Article 11, paragraph (a).

          (p) SERVICE ORDER shall mean a written request for Service, such request being delivered by MCI to LESSOR in the form attached hereto as Exhibit A. Such Service Order(s) shall be executed by
                         ---------
               MCI and by LESSOR, for itself or as agent for a Third Party Provider, as appropriate. Notwithstanding the foregoing, all orders for Existing Capacity shall be deemed to have been placed via Service Orders, regardless of the actual form of such orders.

          (q) TECHNICAL SPECIFICATION shall mean the operating and technical specification requirements applicable to the provision of DS-1, DS-3 and OC-N Service under the terms of this Agreement, which are set forth in the attached Exhibit B.
                                             ---------

          (r) THIRD PARTY PROVIDER shall have the meaning set forth in the Recitals.


     2.   COMMENCEMENT.

          (a) This Agreement shall become effective on the date on which it has been executed by both LESSOR and MCI (the "EFFECTIVE DATE").

          (b) A date for commencement of Service shall be requested by MCI in each Service Order. The actual date of commencement of Service (the "COMMENCEMENT DATE") shall be the date of Service acceptance by MCI, as indicated on the Service Acceptance Form in the form attached hereto as Exhibit A-1. unless such date is delayed pursuant to paragraph (c) below.

          (c) A Service Order Commencement Date may be delayed by either party one (1) time without penalty for a period of not more than fifteen (15) days, upon not less than three (3) calendar days' prior written notice being provided to the other party. In the case of notice to MCI, a copy of such notice shall simultaneously be sent by LESSOR to the person placing the order as indicated on the Service Order. The aforementioned delay may extend for not more than forty-five (45) days in the event such period of time is required in order to obtain an entrance facility or interconnection from a third party. In the event the Commencement Date does not occur within the time periods set forth in this paragraph (c), the non-delaying party shall have the option, in its sole discretion, to cancel the affected Service Order, without penalty or liability thereunder. upon written notice to the other party.

     3. INITIAL TERM AND EXTENSION; APPLICABILITY OF AGREEMENT TO EXISTING CAPACITY

          (a) This Agreement shall have an initial term of five (5) years beginning on the Effective Date (the "INITIAL TERM"). Thereafter, this Agreement shall automatically renew on a month to month basis unless terminated by either party upon written notice given to the other party not less than thirty (30) days prior to the termination date specified in such notice. If this Agreement is so terminated, MCI shall be precluded from placing any further Service Orders hereunder. However, it is the intention of the parties that, notwithstanding any such termination, this Agreement shall remain in full force and effect, and shall continue to govern, with respect to any then-existing Service Order for so long as such Service Order is in effect.

          (b) Each Service Order shall set its own initial term or, if applicable, any extension period thereof, which initial term shall in no event be shorter than the applicable minimum term specified in Section V of Exhibit D. For ease of administration,
                                         ---------
               orders for different types of Service will be placed on separate Service Orders (i.e., DS-ls and DS-3s will not be ordered on the same Service Order). Absent a specified extension period, a Service Order shall automatically continue in effect on a month-to-month basis at the then existing monthly rate unless terminated by either party upon written notice given to the other party not less than thirty (30) days prior to the termination date specified in such notice.

          (c) This Agreement supersedes and replaces in its entirety the Original Agreement. The provision of Existing Capacity by LESSOR to MCI shall, as of the Effective Date hereof, be governed by the terms and conditions of this Agreement.


     4.   ACCEPTANCE TESTING.

          (a) LESSOR shall notify the appropriate MCI field coordination contact by facsimile, electronic mail or telephone (at the numbers specified on the applicable Service Order) that the Service is ready for testing, the place where the test/retest will take place and the date and time of testing or retesting of the Service, which date and time shall be not less than two business days after notification. LESSOR shall perform such testing pursuant to the Technical Specifications which are attached hereto as Exhibit B. Any testing or retesting and
                                  ---------
               acceptance thereunder shall require completion of a Service Acceptance Form in the form attached hereto as Exhibit A-I and
                                                              -----------
               shall be performed in accordance with this Article 4, paragraph
               (a). LESSOR shall deliver a completed copy of the Service Acceptance Form and a copy of all test results to the MCI field representative present at the testing or, if the MCI field representative is not present, LESSOR shall deliver same by overnight delivery service, facsimile or electronic mail to the MCI field coordination contact identified in the Service Order.

          (b) If the testing results meet the Technical Specifications and the circuit conforms with the Service Order, the MCI field representative shall verify Service acceptance by signing the applicable Service Acceptance Form. In the event an MCI representative was not present at the testing, MCI shall execute the Service Acceptance Form and provide a copy to LESSOR within ten (10) days after receipt of the completed form and test results. If MCI believes that the test results do not meet the Technical Specifications, the MCI field representative present at the testing shall so notify LESSOR's representatives, or if no MCI representative is present, MCI shall so notify LESSOR within ten (10) days after receipt of the completed form and test results, in either event specifying the inadequacy in the test results. Notwithstanding anything to the contrary contained herein, if MCI does not verify Service acceptance in writing (by executing a Service Acceptance Form and providing a copy to LESSOR) or notify LESSOR of its rejection of the test results within said ten (10) day period, MCI shall be deemed to have rejected the test results and billing shall not commence. In such event, LESSOR shall notify MCI in writing that no Service Acceptance Form or other notice was received and shall request that MCI notify LESSOR as to the reasons for MCI's rejection of the test results. if no such notification is received by LESSOR within ten (10) days after receipt by MCI of LESSOR's notice, MCI's approval, completion and delivery of the Service Acceptance Form shall be deemed to have occurred, and the Commencement Date indicated in such Service Acceptance Form for purposes of Article 2, paragraph (b) hereof shall be deemed to be the date which is ten (10) days after receipt by MCI of LESSOR's notice.

          (c) Service shall be available and billing shall commence on the Commencement Date, except as delayed pursuant to Article 2, paragraph (c) above. LESSOR shall attach a copy of the fully-executed Service Acceptance Form to the first invoice for each applicable Service Order. LESSOR shall also provide a copy of the fully-executed Service Acceptance Form (by facsimile) to the MCI representative placing the order for Service as indicated on each Service Order.

          (d) if LESSOR's test results fail to meet the applicable Technical Specification or if MCI notifies LESSOR, in accordance with
               Article 4, paragraph (b) above, that the test results fail to meet the applicable Technical Specification, LESSOR shall exercise reasonable diligence to cure all Service defects within a maximum of ten (10) days ("ACCEPTANCE CURE PERIOD"). If, after two (2) Service acceptance retests, LESSOR's Service does not meet the applicable Technical Specification, MCI may either: (1) cancel the respective Service Order without any further liability to LESSOR under the Service Order; or (2) accept an amended Technical Specification. If MCI elects to cancel such Service Order, MCI shall provide written notice to LESSOR of such intent to cancel and shall remove any traffic or test signal within ten
               (10) days after the applicable Acceptance Cure Period. if MCI elects to accept the amended Technical

               Specification, the Technical Specification for that particular Service shall be amended to reflect the actual test results for such Service.

          (e) If MCI does not place traffic or a test signal on the System at the time of Service acceptance, LESSOR shall have the right, after notifying MCI, to install on the System any device necessary to prevent framing errors, false alarming, or other transmission impairments resulting from the absence of MCI's traffic. Placement of such a device shall not in any way affect or delay billing as stated in each Service Order. All MCI circuit interconnect, turn-up and/or traffic commencement after the Commencement Date must be reported to LESSOR at least one (1) business day prior to the loading of traffic onto the System. MCI acknowledges that failure to report and arrange for late turn-up prior to traffic loading will result in a lack of circuit continuity.

     5.   PAYMENT.

          (a) MCI agrees to pay LESSOR an aggregate monthly Service charge as specified on the Service Order(s), subject to and commensurate with the terms of Exhibit D. MCI's obligation to pay such monthly
                                 ---------
               Service charge shall begin on the Commencement Date of the applicable Service Order, which is the date of Service acceptance as indicated on the Service Acceptance Form. LESSOR shall attach a copy of the fully-executed Service Acceptance Form to the first invoice for each applicable Service Order. MCI shall be invoiced every thirty (30) days in advance of that particular month's Service (e.g., January 1st invoice for month of January); provided, however, that the first invoice shall cover the period from the Commencement Date through the end of the next month (e.g., April 16 through May 31). MCI shall pay LESSOR's invoice within thirty (30) days of receipt (the "INVOICE DUE DATE"). Any amount which is not paid in full by the invoice due date shall be subject to a late payment charge (the "LATE PAYMENT CHARGE") calculated from the invoice due date to the date LESSOR receives MCI's regular invoice payment. The late payment charge shall be calculated by multiplying any portion of the invoice which remains' unpaid after the invoice due date by the prime interest rate quoted by The Wall Street Journal on the invoice due date,
                              -----------------------
               plus three percentage (3%) points, prorated monthly, on a thirty
               (30) day basis (the "PENALTY RATE"). LESSOR shall invoice MCI for the late payment charge on the next regular monthly invoice.

          (b) Notwithstanding the provisions of Article 5, paragraph (a) above, MCI shall have the right to reasonably dispute any invoice amount that MCI believes is incorrect (the "DISPUTED AMOUNT"). In the event of a Disputed Amount, MCI shall nevertheless pay to LESSOR, within the time frame set forth herein, the undisputed amount, if any, due and owing to LESSOR and provide to LESSOR, in writing' the grounds upon which MCI is contesting the Disputed Amount. MCI shall not be required to pay the Disputed Amount until such dispute is resolved in accordance with Article 23. If the matter is later resolved against MCI, MCI shall pay the Penalty Rate on the applicable portion of the Disputed Amount from the first date of dispute until the date of resolution, which in no event shall exceed the conclusion of an Article 23 proceeding.

          (c) Notwithstanding the provisions of Article 5, paragraph (a) above, MCI shall not be responsible to pay any LESSOR charge not invoiced to MCI within ninety (90) days after such LESSOR charge originated. For purposes of this subparagraph (c), a recurring monthly Service charge shall be deemed to originate on the first day of the month (e.g., recurring charges for the month of January shall be deemed to originate on January 1). By way of example, MCI will not be obligated to pay a recurring monthly Service charge for the month of January if that charge is not invoiced to MCI on or before that date which is ninety (90) days after January 1.

     6.   ADDITIONAL CHARGES.

          (a) (i) MCI shall pay gross receipts, right-of-way, franchise, or sales or use taxes, or other similar charges that are levied upon LESSOR or legally required to be collected by LESSOR as a direct result of LESSOR's provision of services to MCI hereunder, but in no event shall MCI be obligated to pay income taxes levied upon LESSOR's net income or any real or personal property taxes assessed against. LESSOR or LESSOR's property.

             (ii) MCI shall have the right to protest or appeal any such tax or charge assessed by any taxing authority, either directly or indirectly, as well as present any applicable exemption certificates.

          (b) MCI shall not be obligated to pay any additional charges other than those contemplated by this Agreement; provided, however, MCI may pay direct verifiable one time charges (e.g., installation, service, etc.) where such charges are negotiated, and appear upon the face of a fully-executed Service Order. Where applicable and approved, such charges shall appear in LESSOR's first invoice to MCI.

     7. INTERRUPTION/CREDITS. LESSOR represents and warrants that LESSOR will provide and maintain the System during the term of this Agreement in full compliance with the applicable technical Specification.

          (a) MCI shall be entitled to a credit as set forth in paragraph (b) of this Article 7 for periods in which the LESSOR falls to operate the System in accordance with the Technical Specification. LESSOR agrees to undertake immediate action to correct any Interruption to the System within two (2) hours after receiving notice from MCI that an Interrupted condition exists.

          (b) MCI shall not be entitled to a credit for a Non-Catastrophic Interruption of Service that is less than thirty (30) minutes in duration. The amount of the credit owed to MCI for a Non-Catastrophic Interruption of Service thirty (30) minutes or longer shall be equal to 1/1440 of the monthly rate of charges applicable to that portion of the System which is subject to the Interruption multiplied by each one-half (1/2) hour or major fraction thereof of the length of the Interruption. If more than one Non-Catastrophic Interruption of Service occurs within a twenty-four (24) hour period, the length of all such Interruptions shall be aggregated and treated as a single Interruption for purposes of determining the availability and amount of a credit. Interruptions shall be measured from the time that the Interruption starts to the time of restoration. MCI may notify LESSOR of Interruptions by telephone, facsimile, electronic mall, courier or any such similar expedited notice mechanism. In order to facilitate such notice, an "ESCALATION LIST" of appropriate contact personnel of LESSOR and MCI is attached hereto as Exhibit C.
                                  ---------

          (c) When Service provided by LESSOR includes more than one communications path, the Interruption allowance applies only to the path Interrupted.

          (d) An Interruption, for purposes of this Article 7, shall be reduced by the time period during which MCI fails to accord access to any necessary MCI facilities provided by LESSOR for the purpose of investigating and clearing troubles.

          (e) In the event of Interruption of local access service or any other service provided by parties other than LESSOR (other than service provided by a Third Party Provider), LESSOR shall have no liability to MCI and MCI shall continue to be liable for all payments to LESSOR.

          (f) In the event of a Non-Catastrophic Interruption of Service on more than five (5) days during any thirty (30) day period and so long as such Interruption is not caused in whole or in part by M MCI's own negligence, MCI shall, at its option, have the right to either (i) terminate any Service Order(s) along the affected route, or (ii) receive a credit against amounts owing under the next invoice received from LESSOR hereunder, which credit shall be in an amount equal to the monthly Service charge attributable to the affected route as set forth in Article 5, paragraph (a) above and in the applicable Service Order(s). The parties agree to use LESSOR's maintenance log, if any, for purposes of calculating the duration of the Interruption and, if applicable, the credit specified in Article 7, paragraph (b). In the absence of such a log, MCI shall produce sufficient documentation to substantiate its claim.

          (g) THE FOREGOING WARRANTY AND REMEDIES WITH RESPECT TO INTERRUPTIONS OF SERVICE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER SUCH WARRANTIES OR REMEDIES, WHETHER EXPRESS, IMPLIED OR STATUTORY. IN THE EVENT OF ANY INTERRUPTION IN THE SERVICE WHATSOEVER, NEITHER LESSOR, LESSOR's AFFILIATES NOR ANY THIRD PARTY PROVIDER, NOR OPERATOR OF FACILITIES EMPLOYED IN THE PROVISION OF THE SERVICE SHALL BE LIABLE TO MCI OR THIRD PARTIES FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, ACTUAL, PUNITIVE OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER.

     8. SYSTEM MAINTENANCE. System maintenance normally will not result in Service Interruption. However, in the event System maintenance should require the Interruption of Service, to the greatest extent possible it shall be carried out only during non-peak hours; provided, however, LESSOR shall provide MCI with ten (10) business days' notice prior to undertaking any such maintenance activity in accordance with the notice procedure specified in Article 7, paragraph (b) above. System maintenance requiring interruption of Service shall not be entitled to an Article 7 credit and shall be completed as soon as practicable, but in no event shall such maintenance exceed two (2) hours.

     9. INDEMNIFICATION. LESSOR and MCI (hereinafter where either has undertaken the action or inaction to be indemnified against shall be beknown as the "INDEMNIFYING PARTY") agree to assume all liability for and indemnify, defend and hold harmless the other party or any third party claiming through the other party, from and against all liability, loss, cost, damage, expense or cause of action, of whatsoever character, or injury or death of any person and damage to or destruction of any property, including, without limitation, third parties and all related expenses, including, but not limited to, reasonable attorneys' fees, investigators' fees and litigation expenses resulting in whole or in part from any of the following:

          (a) claims for libel, slander, infringement of copyright or unauthorized use of a trade secret, trademark, trade name or service mark that results from the transmission of material over the System by MCI, authorized representatives of MCI or other persons not associated with, or related to, either LESSOR or MCI; or

          (b) claims of any person not a party to this Agreement arising out of the negligent or willful act or omission of the Indemnifying Party or its agents, servants, employees, contractors or representatives; or

          (c) claims for patent infringement arising out of the use of the System by MCI or any person authorized by MCI and resulting from the acts of MCI or MCI's representatives in combining the System with the facilities of MCI IC' or others, or using the System in connection with those of MCI or others; or

          (d) claims, except as otherwise set forth herein for the breach of or failure to comply with any term or condition of this Agreement by the Indemnifying Party or its officers, employees or invitees; or

          (e) claims resulting from patent or trade secret infringement or infringement or unauthorized use of trade secrets or trade name by the Indemnifying Party

     10. DEFAULT/TERMINATION. A party may deliver to the other party a "NOTICE OF DEFAULT" for: (i) failing to make any payment owed hereunder, when no bona fide dispute exists; (ii) the breaching by either party or its agents, assigns or affiliates of any of the terms, conditions, covenants, warranties or representations herein; or (iii) the filing or initiating of proceedings seeking liquidation reorganization or other such relief under any bankruptcy or insolvency law (state or federal). A party that has received a Notice of Default shall have thirty (30) days to cure the alleged breach (the "CURE PERIOD"), provided, however, that either party shall be given ninety (90) days to remove any involuntary bankruptcy proceeding. If such party falls to cure the breach within the Cure Period, the non-defaulting party shall have the right to either (a) suspend its performance or payment obligations, (b) terminate the affected Service Order(s), (c) terminate this Agreement in its entirety, (d) seek an order of specific performance, and/or (e) seek the award of compensatory damages.

     11.  CANCELLATION.

          (a) MCI may for any reason voluntarily (not required by governmental/ regulatory action) cancel a Service Order prior to the end of the initial term as set forth in the Service Order. In the event of a voluntary MCI cancellation, MCI shall notify LESSOR, in writing, that it desires to cancel the Service Order(s) within thirty (30) days (the "SERVICE CANCELLATION NOTICE") and the date upon which MCI is to cease being billed for the use of the canceled circuit(s). The Service Cancellation Notice shall set forth the effective date of cancellation (the "CANCELLATION DATE").

          (b) If MCI voluntarily cancels a Service Order prior to the end of the applicable minimum term for such Service Order as specified in Section IV of Exhibit D, MCI shall pay a cancellation fee to
                                ---------
               LESSOR that is equal to [________________________________________
               _________________________________________________________________
               ___________]. If MCI voluntarily cancels a Service Order after the expiration of the applicable minimum term, but prior to the end of the initial term as set forth in the Service Order, MCI shall pay a cancellation fee to LESSOR that is equal to [_______________________________________________________
               ____________________________________] (collectively referred to as "MCI VOLUNTARY CANCELLATION FEE").

          (c) The MCI Voluntary Cancellation Fee described in Article 1; paragraph (b) above, represents LESSOR's exclusive remedy for a voluntary cancellation by MCI and shall be in lieu of any other remedies either at law or in equity.

          (d) Either party shall have the right to cancel this Agreement and any related Service Order(s) without liability if LESSOR is prohibited from furnishing the Service or if any material rate or term contained herein is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC or other local, state or federal governmental authority.

          (e) Subsequent to the Commencement Date of a Service Order, in lieu of terminating the circuit(s) placed in service pursuant to the Service Order, MCI may by written notice to LESSOR request that said circuit(s) be replaced by new circuit(s) having a configuration specified in said notice. LESSOR shall permit such circuit substitution without a cancellation fee for the old circuit(s) if: a) MCI has requested same at least sixty (60) days prior to the requested in service date of the new circuit(s); b) the minimum term of the replacement circuit(s) shall be written for a period of time at least equal to the remaining minimum term of the old circuit(s) and for a monthly Service charge equal to or greater than that of the old circuit(s); and c) the requested replacement circuit(s) are available on LESSOR's network as determined by LESSOR.

     12.  INTERCONNECTION.

          (a). Except for the locations identified in Article 12, paragraph (b) below, MCI shall pay the cost of Service interconnection from LESSOR's point of presence to MCI's point of presence. LESSOR shall coordinate with MCI for interconnection completion, including establishing any applicable points of demarcation, entrance facilities, interconnection facilities and equipment access. The parties shall work together to keep such costs to a minimum.

          (b). [________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               ________________________________________]

     13. LAWS AND LICENSES. This Agreement is subject to all applicable federal, state and local laws, regulations, rulings and orders of governmental agencies, including, but not limited to, The Communications Act of 1934, and the rules and regulations of the FCC and is contingent upon LESSOR's obtaining and continuing any required approval or authorization of the FCC or any other duly authorized governmental body LESSOR shall work with MCI to acquire any permits or licenses required to be obtained by MCI. LESSOR and MCI agree that the statute of limitations set forth in The Communications Act of 1934, 47 U.S.C.
          section 415, as amended, shall govern all actions arising out of this Agreement, including arbitrations.

     14. NOTICE. Except for the notice provisions related to Article 7, paragraph (b), all notices, requests, demands or other communications provided for, permitted or required by this Agreement shall be delivered by registered or certified mall, return receipt requested, or by commercial overnight delivery service, or by facsimile, and shall be deemed given (a) when received or when delivery is refused, as indicated on the return receipt or commercial carrier's records (in the case of notices sent by U.S. mall or by overnight delivery service), or (b) on the next day after the notice was sent (in the case of notices sent via facsimile). Notwithstanding the foregoing, the original of any facsimile notice must be sent by overnight delivery service in order for the delivery of such notice to be deemed effected. Notices shall be addressed as follows:

          LESSOR:             Interstate FiberNet
                              Vice President Finance
                              206 W. 9th Street
                              West Point, GA 31833
                              Fax No.: 706-645-8989

          MCI:                MCI Telecommunications Corporation
                              Manager, Contracts Management
                              Department 1103/041
                              400 International Parkway
                              Richardson, TX 75081
                              Fax No.: 214-918-3303

          With a copy to:     MCI Telecommunications Corporation
                              Law and Public Policy, 0598/003
                              1133 19th Street NW
                              Washington, DC 20036
                              Fax No.: 202-736-6666

          Provided, however, that any items sent on a periodic basis, such as invoices, do not need to comply with the provisions of this notice provision but may be sent by first-class mail, addressed to the appropriate party.

     15. ASSIGNMENT. The capacity leased to MCI hereunder may be used by MCI for any purpose in the normal course of its telecommunications business. LESSOR recognizes that MCI sells its telecommunications services to customers both pursuant to tariff and pursuant to customer contracts, that some of MCI's customers are "RESELLERS" of telecommunications services and the capacity leased to MCI hereunder could be utilized to provide such services to MCI's customers, including such resellers. LESSOR acknowledges that MCI has entered into this Agreement in reliance upon the technical and financial capabilities and experience of LESSOR. Therefore, LESSOR shall not sell, assign, or transfer (the "TRANSFER")
          a) a majority ownership interest in LESSOR or any portions of LESSOR's transmission network providing service to MCI or b) responsibility for the operation of LESSOR's transmission network, to any third party without the prior written consent of MCI, which consent shall not be unreasonably withheld, provided, however, that LESSOR may assign all of its rights to a subsidiary or affiliate company of LESSOR without obtaining MCI's prior consent. LESSOR shall give MCI not less than sixty (60) days prior written notice of any Transfer of LESSOR's interest hereunder.

     16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the validity and performance hereof shall be governed by, the laws of the State of New York;

     17.  FORCE MAJEURE.

          (a) Except as provided in paragraphs (b) and (c) below, neither party shall be liable for any failure or suspension of performance hereunder (including the failure to make payments when due) due to acts of God, fire, explosion, local, state or federal government action or war (individually, a "FORCE MAJEURE EVENT"). The party claiming relief under this Article 17 shall exercise its best efforts to minimize the time of any failure of or suspension of performance hereunder and promptly notify the other party of the occurrence of the force majeure event.

          (b) If such failure of performance shall be on the part of MCI and shall be for thirty (30) days or less, then the affected Service Order(s) shall remain in effect and MCI shall remain liable for all charges thereunder If such failure of performance shall be in excess of thirty (30) days, MCI shall have the option to maintain the affected Service Order(s) in effect by continuing payments or MCI may cancel the Service Order(s) without further liability.

          (c) If such failure of performance shall be on the part of LESSOR and shall be for thirty (30) days or less, then the affected Service Order(s) shall remain in effect with no charge to MCI and no liability on the part of LESSOR. If LESSOR's failure of performance lasts for more than thirty (30) days, then the affected Service Order(s) may be canceled by MCI with no liability on the part of either party.

     18. ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire agreement of the parties pertaining to the subject matter hereof and supersedes all prior communications and agreements, whether oral or written. No subsequent modification of this Agreement shall be effective or binding unless it is made in writing and signed by an authorized officer of the party against whom enforcement of the modification is sought.

     19. CONSENTS. Any requested consent to be given by any party to this Agreement shall not be unreasonably withheld.

     20. PROVISION CONFLICTS. In the event of a conflict between the provisions of this Agreement and those of any Exhibit or Service Order, unless the provisions of the Exhibit or Service Order expressly take precedence over the provisions of this Agreement, the provisions of this Agreement shall prevail and such Exhibits and Service Orders shall be corrected accordingly.

     21. WAIVER For any waiver of any right, option or privilege under this Agreement to be binding, it must be made in writing and signed by the party against whom enforcement of the waiver is sought. No waiver of the terms of this Agreement shall occur because of a failure by either MCI or LESSOR to exercise any option, right or privilege on any occasion or through the course of declining, and any waiver granted shall not be construed to be a waiver of the same on any other occasion unless agreed to in writing and executed by the parties.

     22. CONFIDENTIALITY OF AGREEMENT. The parties to this Agreement shall treat this Agreement, its notices and Exhibits and their terms and conditions, as strictly confidential. Neither party shall disclose any of this information or any of these materials to any person who is not a party to this Agreement. If a court or other governmental agency with proper jurisdiction orders a party to disclose or to provide any data or any documents relating to this Agreement, that party shall immediately notify the other party and undertake all necessary measures to protect the other patty's proprietary information and trade secrets.

     23. DISPUTE RESOLUTION. Any dispute arising out of or related to this Agreement which cannot be resolved by negotiation shall be settled by binding arbitration in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and Procedures ("ENDISPUTE RULES"), as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABAAAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

     24.  THIRD PARTY PROVIDERS.

          (a) The parties acknowledge and agree that certain Services leased by MCI hereunder may be delivered on a portion of the System that is owned by a Third Party Provider, but is managed by LESSOR as agent of the Third Party Provider. The portion(s) of the System owned by such Third Party Provider(s) as of the Effective Date, and the names of such Third Party Provider(s), are listed on Exhibit F attached hereto. Promptly upon entering into any
               ---------
               additional agency arrangements with Third Party Providers, LESSOR shall provide to MCI a revised Exhibit F which shall be attached
                                              ---------
               to this Agreement.

          (b) With respect to each Third Party Provider, LESSOR represents and warrants that (i) such Third Party Provider is the lawful owner of the applicable portion of the System identified on Exhibit F
                                                                     ---------
               and has all necessary rights, authority and approvals to provide the Service on such portion of the System in accordance with this Agreement, (ii) LESSOR is the duly authorized agent of such Third Party Provider and has all necessary rights, authority and approvals to market and provide the applicable Service to MCI, as agent of the Third Party Provider, in accordance with this Agreement, (iii) as agent of the Third Party Provider, LESSOR has the authority to act on behalf of such Third Party Provider and to legally bind such Third Party Provider to the terms and conditions of this Agreement, and (iv) by its signature as agent on the applicable Service Order, LESSOR shall so bind the Third Party Provider.

          (c) LESSOR assumes all liability for and indemnifies, defends and holds MCI harmless from and against any liability, loss, cost, damage, expense, claim or cause of action resulting from (i) a breach by LESSOR of any of the representations and warranties set forth in subparagraph (b) above, (ii) the inaccuracy or incorrectness of any of the representations and warranties set forth in subparagraph (b) above, or (iii) the inability of LESSOR to continue to provide Service in accordance with this Agreement (for reasons other than a force majeure event, which shall be governed by Article 17 of this Agreement, or an Interruption of Service, which shall be governed by Article 7 of this Agreement) on a portion of the System owned by a Third Party Provider (e.g., Service can no longer be provided on a Third Party Provider's system because of a termination or expiration of LESSOR's agency arrangement with the Third Party Provider).

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year last written below


LESSOR                                      MCI:

INTERSTATE FIBERNET                         MCI TELECOMMUNICATIONS
                                            CORPORATION

By:    /s/ Andrew M. Walker                 By:     /s/ Keith E. Steiner
       ----------------------------------          -----------------------------------
Name:  Andrew M. Walker                     Name:  Keith E. Steiner
       ----------------------------------          -----------------------------------
Title: President & CEO                      Title: Vice President, Network Engineering
       ----------------------------------          -----------------------------------
Date   April 26, 1996                       Date:  May 6, 1996
       ----------------------------------          -----------------------------------

ATTEST                                      ATTEST

By:    /s/ Thomas P. Schroeder              By:    /s/ Mary Steigman
       ----------------------------------          -----------------------------------
Name:  Thomas P. Schroeder                          Name:   MARY STEIGMAN
                                                   -----------------------------------
Title: Vice President Sales & Marketing     Title: Assistant Secretary
       ----------------------------------          ---------------------

       [Corporate Seal]                            [Corporate Seal]

                                   EXHIBIT A
                                   ---------

SERVICE ORDER NO.:

     Pursuant to all clauses, conditions, terms and covenants of the Master faster Service Agreement between Interstate FiberNet, ("LESSOR"), and MCI Telecommunications Corporation ("MCI"), Lessee. dated _______________ 1996 ("AGREEMENT"), Lessee orders and LESSOR shall provide the following digital transmission service:

                                               Requested       V&H
City A - City Z  Capacity Type    Quantity   Service Date    Mileage
-------------------------------------------------------------------


Rates and Charges:
-----------------

     A.   Recurring Charges:

     B.   Non-Recurring Charges:


INITIAL TERM OF THIS SERVICE ORDER:
----------------------------------


COMMENCEMENT DATE: Shall be as specified in the Agreement and validated by a
-----------------
Service Acceptance Form in the form of Exhibit A-1 to the Agreement.


MCI field coordination contact:         _______________________________________
                                        Address: ______________________________
                                                 ______________________________
                                                 ______________________________
                                        Phone:   ______________________________
                                        Fax:     ______________________________
                                        E-Mail:  ______________________________

MCI representative placing this Order:  _______________________________________
                                        Address: ______________________________
                                                 ______________________________

Billing Contact.              MCI
                                   Lease Accounting & Reporting
                                   Dept. 9411/623
                                   8003 West Park Drive
                                   McLean, Virginia 22102

BASIC AGREEMENT: This Service Order is hereby incorporated into the Master
---------------
Service Agreement referenced above.

                                   LESSEE:

                                   MCI TELECOMMUNICATIONS CORPORATION

                                   By:    _____________________________________
                                   Name:  _____________________________________
                                   Title: _____________________________________
                                   Date:  _____________________________________

                                   LESSOR:

                                   INTERSTATE FIBERNET

If this block is executed by       By:    _____________________________________
Interstate FiberNet,               Name:  _____________________________________
Interstate FiberNet shall be       Title:______________________________________
the underlying provider of the     Date: ______________________________________
Service.


If this block is executed by       ____________________________________________
Interstate FiberNet, the provider  THIRD PARTY PROVIDER
of Service shall be the Third
Party Provider identified at the   INTERSTATE FIBERNET, AGENT for
right, and Interstate FiberNet     ___________________________________________
shall be acting on behalf of such
Third Party Provider, as agent.
By its signature as agent,
Interstate FiberNet binds such     By:    ____________________________________
Third Party Provider to the terms  Name:  ____________________________________
and conditions of this Service     Title: ____________________________________
Order and the Agreement.           Date:  ____________________________________

                                  EXHIBIT A-1
                                  ------- ---

         SERVICE ACCEPTANCE FORM FOR MCI LEASED VENDOR DIGITAL FACILITY


Pursuant to all clauses, conditions, terms and covenants of the Master Service Agreement between Interstate FiberNet ("Lessor"), and MCI Telecommunications Corporation ("MCI"), dated ____________________________ 1996 ("Agreement"),
Lessor has completed the installation and testing of the following leased facilities:

Service Order #  City A - City Z    Capacity Type    Quantity    Test Date
--------------------------------------------------------------------------



By their respective signatures below, Lessor certifies, and MCI agrees, that the above-described leased facilities have been tested and that the results of such tests (which are attached hereto) conform to the Technical Specifications attached as Exhibit B to the Agreement.

LESSOR TEST REPRESENTATIVE:   _______________________________

                              DATE:____________________________

MCI TEST REPRESENTATIVE:      ________________________________

                              SERVICE ACCEPTANCE DATE:______________

********************************************************************************

             USE THIS SPACE BELOW IF FACILITIES ARE NOT ACCEPTED:

The facilities tested DO NOT meet the Technical Specifications for the following reasons:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

MCI TEST REPRESENTATIVE:      __________________________________________________


                              DATE ______________________________

                                   EXHIBIT B
                                   ---------

                           TECHNICAL SPECIFICATIONS

           NORTEL OC-N INTER-EXCHANGE CARRIER PERFORMANCE OBJECTIVES

The following delineates performance objectives for Inter-exchange Carriers
(IXC) for OC-N facilities for distances up to [_______]

All performance objective primitives are per definitions provided by the current version of [_________].

The performance values below are predicated on MCI [____________________________ _______] and the MCI [_____________________________].
--------------------------------------------------------------------------------

[_____________________]                                [_________________]
[___________________________________________          [_____]
 ___]:
                                                  [____________]                     [__]
                   [_]   [_]                      [__________________]               [__]
     [__]          [_]   [_]                      [_____________]                   [___]
     [__]          [_]   [_]                        [_______________________]        [____]
                                                  [______________________]           [__]
[______________________]                          [___________________________]      [__]
                                                  [____________________________]     [__]
[_________________________________]               [_____________________]           [___]
                                                  [______________]        [_____________]
                   [_]   [_]                      [________________]               [____]
     [__]          [_]   [_]                      [__________]                     [____]
     [__]          [_]   [_]

[______________________________________]
                   [_]   [_]
     [__]          [_]   [_]
     [__]          [_]   [_]

[________________________________________]
                   [_]   [_]
     [__]          [_]   [_]
     [__]          [_]   [_]

STIPULATED CONDITIONS:

1.   [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ____________________________________]

2.   [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________]

3. [____________________] must be controlled so that at any point in the transmission facility, the DS-3 & DS-1 jitter specifications stipulated in the MCI DS-1 & DS-3 Generic Requirements Documents are adhered to.

4.   An [__] of [_____] for all equipment is required.

5. Availibility calculations to support the annual availability [_______] at the OC-N level will be based on electronic measurement techniques at the DS-3 level. DS-3 's will be monitored for this purpose.

6.   Patchcords shall have the return [___________] or greater.

7.   Patchcords bulk head insertion loss shall not exceed [____].

================================================================================
--------------------------------------------------------------------------------


     MCI                                               [_______________]


      ==================================================================

                             INTEREXCHANGE CARRIER

                        _______________________________

                           PERFORMANCE SPECIFICATION

      ==================================================================

 By MCIT                                                          8/3/96
 Network Design Engineering                                        Final
 David Jabbarrezned                                    [_______________]
 Sr. Engineer

 Approval / Date

 /s/ Harrell Reagan,                    /s/ Steven G. Jackson,
 ---------------------------------      ----------------------------
 Harrell Reagan, Manager                Steven G. Jackson, Senior Manager

                                 -------------
                                      MCI
                                  PROPRIETARY
                                 -------------

                      MCI Telecommunications Corporation
                        Network Integration & Standares
                              1201 E. Arapano Id.
                            Richardson, Texas 75081

--------------------------------------------------------------------------------
================================================================================

                                                         [_______________]

   =======================================================================


                             INTEREXCHANGE CARRIER

                          -----------------------------

                           PERFORMANCE SPECIFICATION

   =======================================================================

    By MCIT                                                         8/3/94
    Network Design Engineering                                       Final
    Javid Jabberarnezhad                                 [_______________]
    Sr. Engineer

       ABSTRACT:
       This document defines the performance objectives for Dedicated services using DS-1 & DS-3 circuits provisioned on IXC's facilities. This document replaces the DS-1 & DS-3 [_______________________________________________________
       _______________________________________]. The transmission performance objectives values enclosed in this document, are produced by the Network Integration & Standards department. DS-1 & DS-3 performance values are modified extracts from [___________________] and support the MCI:
       Customer Objectives document.


      ================================================================
      Information in this document reflect: the most current facts available at the time of publishing. However, all documentation is subject to change. It is the responsibility of the reader to check with the publishing author or departments to verify the present status Of this and all documents and to request the most recent issue.

==========================================================================

                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering              [________________]
Final; 8/3/94                                        [_______________________]

--------------------------------------------------------------------------------

                               REVISION HISTORY
                               ----------------

DATE:                                                    PG/SECTION REVISED:
-----                                                    -------------------
REVISION NO.:                   AUTHOR:             REASON SON FOR REVISION:
-------------                   -------             ------------------------
8/l9/9l                 Majid Borojeni              Original

8/7/93                  Javid Jabbarnezhad          [_________________]

8/3/94                  Javid Jabbarnezhad          [_________]
                                                    [____]




--------------------------------------------------------------------------------
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering      [________________________]
Final; 8/3/94                                       [________________________]

--------------------------------------------------------------------------------


                                   CONTENTS
                                   --------

SECTION                                                                 PAGE
-------                                                                 ----
1.   EXECUTIVE SUMMARY.................................................    1

2.   PARAMETER DEFINITIONS.............................................    1

3.   DS-1 SPECIFICATIONS...............................................    3
     3.1  DS-1 Electrical Interface Specifications.....................    3
     3.2  Jitter.......................................................    5
     3.3  DS-1 Access Performance and Availibility
          Objectives...................................................    5

4.   DS-3 SPECIFICATIONS...............................................    6
          4.1    DS-3 Electrical Interface Specifications .............    7
          4.2    Jitter DS-1 & DS-3....................................    7
                 4.2.2  Jitter Transfer................................    7
                 4.2.3  Jitter Generation..............................    7
                 4.2.4  Jitter Enhancement.............................    8

          4.3    DS-3 Access Performance and Availability
                 Objectives............................................   10

6.  INDUSTRY STANDARDS COMPLIANCE LIST:................................   11









--------------------------------------------------------------------------------
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering            [____________________]
Final; 8/3/94                                             [____________________]

--------------------------------------------------------------------------------

                                 LIST OF TABLES
                                 --------------

TABLES:                                                                 PAGE
-------                                                                 ----
Table 1.       [___________________________]...........................    5
Table 2.       [___________________________]...........................    5
Table 3.       [___________________________]...........................    7
Table 4.       [___________________________]...........................    7
Table 5.       [___________________________]...........................   11
Table 6.       [___________________________]...........................   12



--------------------------------------------------------------------------------
                                MCI PROPRIETARY

                                       V

*** Information in this Exhibit B (Pages 1-11) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


MCI Network Integration & Standard Engineering            [__________________]
Final; 3/3/94                                        [_______________________]

-------------------------------------------------------------------------------

1.   EXECUTIVE  SUMMARY


     1. 1 Purpose

          [________________________________________________________________].

          [________________________________________________________________].

          [________________________________________________________________].

          [________________________________________________________________].

2.   PARAMETER DEFINITIONS

          [________________________________________________________________].


--------------------------------------------------------------------------------
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering               [_________________]
Final;  8/3/94                                         [_______________________]

--------------------------------------------------------------------------------

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]
     [________________________________________________________________________]

     [________________________________________________________________________]
     [________________________________________________________________________]


--------------------------------------------------------------------------------
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering                  [___________]
Final; 8/37/94                                                  [___________]

--------------------------------------------------------------------------------

3.   DS-1 SPECIFICATIONS

     [______________________________________________________________________].

3.1  DS-1 Electrical Interface Specifications

     [______________________________________________________________________].

                    [___________]

     [________]:    [___________]

     [________]:    [___________]


     [________]:    [___________]


                    [___________]


     [________]:    [___________]


     [________]:    [___________]


     [________]:    [___________]

--------------------------------------------------------------------------------
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering               [_________________]
Final; 8/3/94                                          [_______________________]

--------------------------------------------------------------------------------

     [__________]   [_________________________________________________________].


                    [_________________________________________________________].


                    [_________________________________________________________].

     3.2  Jitter

          [__________________________________________________________________].





--------------------------------------------------------------------------------
                                MCI PROPRIETARY

MCf Network Integration & Standard Engineering   [_________________]
Final; 8/3/94                             [________________________]

--------------------------------------------------------------------------------

     3.3  DS-1 Access Performance and Availability Objectives

          [___________________________________________________________________].





          [__________________________________________________________________].


   Table 1. [____________________________________________________________]

================================================================================
*** Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


================================================================================

                Table 2.  [___________________________________]

================================================================================
*** Information in this table has been omitted pursuant to a request for
    Confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***



________________________________________________________________________________
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering   [_________________]
Final; 8/3/94                             [_______________________]

--------------------------------------------------------------------------------

           Table 3.  [_____________________________________________]


================================================================================
*** Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
================================================================================

                  Table 4.  [______________________________]

================================================================================
*** Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
================================================================================

4.   DS-3 SPECIFICATIONS

     [________________________________________________________________________]




     4.1  DS-3 Electrical Interface Specifications

          [________________________________________________________________].


          [__________________________________]


          [________________________________________________________________].


          [________________________________________________________________]

________________________________________________________________________________
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering   [_________________]
Final; 8/3/94                             [________________________]

--------------------------------------------------------------------------------

          [________________________________________________________________].






          [________________________________________________________________].

     4.2    Jitter DS-1 & DS-3

          [________________________________________________________________].



     4.2.1  Jitter To1erance

          [________________________________________________________________].





          [________________________________________________________________].

     4.2.2  Jitter Transfer

          [________________________________________________________________].




     4.2.3  Jitter Generation

________________________________________________________________________________
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering   [_________________]
Final; 8/3/94                             [________________________]

--------------------------------------------------------------------------------


          [________________________________________________________________].


          [________________________________________________________________].






     4.2.4  Jitter Enhancement

          [________________________________________________________________].




________________________________________________________________________________
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering            [________________]
Final; 8/3/94                                             [________________]

--------------------------------------------------------------------------------

[________________]
--------------------------------------------------------------------------------

***Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***

________________________________________________________________________________
                                MCI PROPRIETARY

MCI  Network Integration & Standard Engineering  [_______________]
Final; 8/3/94                                    [_______________]

--------------------------------------------------------------------------------

     4.3  DS-3 Access Performance and Availability Objectives

          [__________________________________________________________________].


          [__________________________________________________________________].

              Table 5.  [_______________]

================================================================================
*** Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
================================================================================



                 Table 6.  [_______________]

================================================================================
*** Information in this table has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***
================================================================================




________________________________________________________________________________
                                MCI PROPRIETARY

MCI Network Integration & Standard Engineering   [_________________]
Final; 8/3/94                             [________________________]

--------------------------------------------------------------------------------

5.   INDUSTRY STANDARDS COMPLIANCE LIST:

[_____________________________________________________________________________].

[____________________________________]

[____________________________________]

[____________________________________]

[____________________________________]

[____________________________________]

[____________________________________]

[____________________________________]

[____________________________________]

[____________________________________]



________________________________________________________________________________
                                MCI PROPRIETARY

                                   EXHIBIT C
                                   ---------

                           TROUBLE REPORTING NUMBERS
                                ESCALATION LIST

IFN Operations Escalation List            IFN Sales Escalation List
--------------------------------          -------------------------
IFN Network Control Center                Tom Schroeder (VP Sales & Marketing)
1-800-374-2350 706-645-8991               Office 706-645-8541
Fax 706-645-8989                          Pager 800-336-7032 PIN 516763
                                          Fax 706-645-8989
1st Level Escalation                      Home 770-998-3545
Network Control Center Lead Technicians
706-645-8991 Fax 706-645-8989

2nd Level Escalation
Network Control Center Manager - Bill Raines
Office 706-645-9012
Fax 706-645-8989
Pager 800-336-7032 PIN 518644

3rd Level Escalation
Director of Operations - Frank Wilcox
Office 706-645-8996
Fax 706-645-8989
Pager 800-336-7032 PIN 517001

4th Level Escalation
VP Operations - Steve Moses
Office 706-645-8658
Fax 706-645-8989

5th Level Escalation
President - Drew Walker
Office 706-645-9007
Fax 706-645-8989

                                   EXHIBIT D
                                   ---------

                                PRICING SCHEDULE

I. [_________________________]
   ---------------------------

Beginning in the first month following the date which is [____________] after the Effective Date of the Agreement and continuing until the expiration of the Initial Term of the Agreement, MCI shall maintain Service Orders pursuant to the Agreement [____________________________________________________________________]
to LESSOR. This [__________________________] shall include all [_________] and
[_____________________] listed herein, as well as all [__________] by MCI with respect to Existing Capacity. If MCI falls in any given month to meet the [________________________], then the [____________] for such month will be the
[________________________].

II [_________] for Tier A - A City Pairs:
   --------------------------------------

The following are the rates applicable to any Service Order in which both end points of a city pair are among the list in Tier A, set forth in Section VIII below.

              All rates are based [_____________________________]:
--------------------------------------------------------------------------------
[__]      [_____]
          [_______________________________________________________________].


[__]      [_____]
          [_______________________________________________________________].

[______________________________________________________________________].

--------------------------------------------------------------------------------

          [____________________] [___________________]  [____________________]
[___]            [____]                 [____]                 [____]

[___]             [_]                   [____]                 [_____]

[_____________________________________________________________________________].


       OC-N Services are billed at a [__________________].
--------------------------------------------------------------------------------

III  [_________] for Tier A - B and Tier B -B City Pairs:
     ----------------------------------------------------

The following applies to any Service Order in which at least one end point of a city pair is among the list in Tier B set forth in Section VIII below:

DS-1 and DS-3 service for any city pair shall be provided to MCI by LESSOR at a monthly rate which is [_______________________________________] for the same or comparable service. [________________________________________________________]
[______________________________________________________________________________]
[______________________________________________________________________________]
[______________________________________________________________________________]
If LESSOR elects [_____________________________________________________________]
by delivering written notice of same to MCI within [________] days after receipt of MCI's notice, then MCI [__________________________] which terminate in a Tier B city, [_________________________] (including, without limitation, [______________________________ pursuant to Article 11, paragraph (b) of this
Agreement). In the event MCI cancels any such circuit(s), LESSOR further agrees to reduce the [_________________________] outlined in Section I. above by an amount equal to the existing monthly charge for the [_______] circuit(s).

Notwithstanding the foregoing, the 12th, 24th, and 36th mos. of Service [______] (during the term of any original Service Order and during the term of any renewals thereof, as applicable).

IV.  Existing Capacity:
     ------------------

Notwithstanding anything in any other agreement or Service Order to the contrary, all Existing Capacity provided to MCI by LESSOR on the Effective Date of this Agreement shall thereafter be priced at the monthly rates in Exhibit E.
                                                                     ---------
[_______________________], such monthly rates were computed using the pricing in [_______________________] of this Exhibit D, as applicable. MCI shall receive a
                                  ---------
[____] against the first invoice due hereunder for [______________] covering periods after the Effective Date, to the extent such charges are [__________ _____________] hereunder with respect to such Existing Capacity.

[_________]:
1. Existing DS-3 Services provided to MCI by LESSOR terminating in [__________] will continue to be priced at [________________________].

2. Existing DS-3 Services provided to MCI by LESSOR terminating in [____], will continue to be priced at [_______________________].

V. [_____________________]:
   ------------------------

The [__________] for any Service Order shall be as follows:

           DS-1               DS-3               OC-12               0C-48

    [______________]     [____________]      [_____________]     [____________]

VI.   [__________________]:
     ---------------------

[__________________] shall not apply to DS-1 Services.

[_______________________________] for DS-3 Service(s) shall be [__] for the first DS-3 per Service Order, and [__] for each DS-3 thereafter.

[_______________________________] for OC-12 Service(s) shall be [_____] per
Service Order.
[_______________________________] for 0C-48 Service(s) shall be [_____] per
Service Order.

VIL [______________________]:                       [__________]   Monthly
    ------------------------                        ------------   -------

[______________________________]                    [_____]         [_____]
[________________]                                  [_____]         [_____]
[___________________________________________]         [__]          [_____]
[___________________________________________]         [__]          [_____]
[___________________________]                       [_____]         [_____]

VIII Tier Cities:
     -----------

          TIER A CITIES                     TIER B CITIES
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]
    [_________]        [__________]          [___________]

IX.  [______________]:
     -----------------

Notwithstanding the pricing set forth in Sections II, III, VI, and VII of this Exhibit D, MCI and LESSOR acknowledge and agree that LESSOR may from time to
---------
time offer Service to MCI [____________] for the purpose of establishing [______ _________________________]. Any such [_________] shall be set forth in the
Service Order for the applicable Service.

                                   EXHIBIT E
                                   ---------

*** Information in this Exhibit E (Pages 24 & 25) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


                               EXISTING CAPACITY

TIER A-A LEASES:


--------------------------------------------------------------------------------------------
CITY PAIR                  TYPE    SERVICE ORDER       IFN       IFN LEASE      [_______]
                                   EXPIRATION          CIRCUIT                  PRICE/MO.
                                   DATE
--------------------------------------------------------------------------------------------



   [____________________________________________].

   [_________________________]


                            [Continued on next page]

                               EXHIBIT E (Con't)
                               -----------------

*** Information in this Exhibit E (pages 24 & 25) has been omitted pursuant to a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.***


TIER A-B or B-B LEASES
--------------------------------------------------------------------------------------------
CITY PAIR                  TYPE    SERVICE ORDER       IFN       IFN LEASE      [_______]
                                   EXPIRATION          CIRCUIT                  PRICE/MO.
                                   DATE
--------------------------------------------------------------------------------------------







[________________________________________________].